TFA Quantitative Fund

Class A*

Class I: TFAQX

A Series of the Tactical Investment Series Trust

Supplement dated January 5, 2022 to the Prospectus

and Statement of Additional Information dated November 17, 2021

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Effective January 4, 2022, Howard Capital Management, Inc. (“Howard”) and Heritage Capital Advisors, LLC (“Heritage”) have each been added as a sub-adviser to the TFA Quantitative Fund (the “Fund”).

The section titled Principal Investment Strategies on pages 26 and 43 of the Prospectus are deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES:

The Fund’s adviser, Tactical Fund Advisors, LLC (the “Adviser”), delegates the daily management of the Fund’s assets to multiple sub-advisers. The Adviser is responsible for the overall management of the Fund, overseeing the Fund’s sub-advisers and determining the amount of the Fund’s assets that each sub-adviser will manage, which will vary from time to time.

The Fund pursues its objective by investing, under normal circumstances, in long, inverse, leveraged and unleveraged mutual funds and exchange-traded funds (the “Underlying Funds”) focused on major global equity indices, industry sectors and factor styles.

The Fund may invest in inverse funds, which are funds that are designed to provide returns that are the inverse, or opposite of a specific benchmark or index. The Fund may invest in an underlying fund up to the limits permitted by the Investment Company Act of 1940 and the rules thereunder.

The Adviser delegates the daily management of the Fund’s portfolio to the Sub-Advisers, whose models generate signals based on a quantitative analysis. The Sub-Advisers use these signals to invest in the Underlying Funds. The model’s buy, sell, or hold signals are generated by the model’s algorithmic, rules-based systems. The Sub-Advisers' models seek to anticipate a market advance, correction, or decline. For its allocation of the Fund’s assets, each Sub-Adviser determines the final allocations among the Underlying Funds and other assets using short-term technical analysis and momentum indicators that track recent price changes in the Underlying Funds. See Sub-Advisers and Strategies on page 43 of the prospectus for more information on each Sub-Adviser’s investment process.

In managing the Fund’s portfolio, the Fund will engage in frequent trading, resulting in a high portfolio turnover rate.

The section title Sub-Advisers on pages 28 of the Prospectus is supplemented to include:

Howard Capital Management, Inc.

Heritage Capital Advisors, LLC

The sections titled Portfolio Managers on pages 29 of the Prospectus is supplemented to include:

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Vance Howard, President, CEO, Chairman of the Board and founder of Howard, has served the Fund as a portfolio manager since January 4, 2022.

David Moenning, Investment Officer of Heritage, and Jeff Pietsch, Portfolio Manager of Heritage, have served the Fund as portfolio managers since January 4, 2022.

A new section titled Sub-Advisers and Strategies (for Quantitative Fund) on page 43 of the Prospectus is added to include:

Howard Capital Management, Inc. (“Howard”) – Howard invests its allocation of the Fund’s assets in mutual funds, ETFs, cash and cash equivalents. These investment companies invest in equity securities of companies of any size or sector. Howard’s proprietary quantitative model indicates which investments are outperforming at any given time based on Howard’s proprietary strength criteria.

Heritage Capital Advisors, LLC - Heritage uses a quantitative, multi-strategy approach that combines diverse sub-strategies to determine a blend of equity investments and bonds for the Fund. Heritage invests its allocation of the Fund’s assets in mutual funds and ETFs that invest in a diversified portfolio of equity securities.

Potomac Advisors, Inc. – Potomac’s model utilizes proprietary quantitative processes that aggregate over 30 different trading systems into one algorithm to identify buy, sell, and short signals, based on market data. The input information includes historic and raw stock market data, including major and secondary market indexes, interest rate data, internal market data such as technical indicators that measure market indices movements, new market highs and lows, volume and volatility measures and seasonality and sentiment data.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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